Exhibit 99.4

Unaudited Pro Forma Condensed Consolidated Financial Statements

On October 15, 2015, MID Rockland Imaging Partners, Inc., a Delaware corporation (“Buyer”) and a subsidiary of RadNet, Inc. (“RadNet”) entered into an asset purchase agreement (“Purchase Agreement”) effective October 1, 2015, with Diagnostic Imaging Group, LLC, a Delaware limited liability company, Diagnostic Imaging Group Holdings, LLC, a Delaware limited liability company, New Primecare, LLC, a Delaware limited liability company and Flushing Medical Arts Building, Inc. (collectively the “Sellers”) and an individual serving as a majority member of the Sellers (all collectively “Diagnostic Imaging Group Holdings, LLC and Affiliates”). Pursuant to the terms of the Purchase Agreement, RadNet through its subsidiary purchased on October 16, 2015 substantially all of the assets of 17 imaging centers located in the New York City area from Diagnostic Imaging Group Holdings, LLC and Affiliates (“DIGH”). The following unaudited pro forma condensed consolidated financial statements have been prepared to give effect to the completed acquisition, which was accounted for as an acquisition.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2015, and the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2015 and the year ended December 31, 2014, are presented herein. The unaudited pro forma condensed consolidated balance sheet was prepared using the historical balance sheets of RadNet and DIGH as of September 30, 2015. The unaudited pro forma condensed consolidated statements of operations were prepared using the historical statements of operations of RadNet and DIGH for the nine months ended September 30, 2015 and for the year ended December 31, 2014.

The unaudited pro forma condensed consolidated balance sheet gives effect to the acquisition as if it had been completed on September 30, 2015, and assumes the hypothetical consolidation of the unaudited condensed balance sheets of RadNet and DIGH. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2015 and for the year ended December 31, 2014 give effect to the acquisition as if it had occurred on January 1, 2014.

The unaudited pro forma condensed consolidated financial statements presented are based on the assumptions and adjustments described in the accompanying notes. The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes and do not purport to represent what the financial position or results of operations actually would have been if the events described above occurred as of the dates indicated or what such financial position or results would be for any future periods. The unaudited pro forma condensed consolidated financial statements, and the accompanying notes, are based upon the respective historical consolidated financial statements of RadNet and DIGH, and should be read in conjunction with RadNet’s historical financial statements and related notes, RadNet’s "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in RadNet’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on March 16, 2015 (as amended by the Form 10-K/A filed with the SEC on March 31, 2015), RadNet’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015, filed with the SEC on November 9, 2015, and DIGH’s historical financial statements presented herein.

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RADNET, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)
As of September 30, 2015

	RadNet	DIGH	Pro forma Adjustments		Pro forma Adjustments		Pro forma Combined
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$36,054	–	$18,501	(a)	$(54,555)	(b)	$–
DIG Cash	–	$2,181	–		(2,181)	(c)	–
Accounts receivable, net	159,205	20,375	–		(8,028)	(e)	171,552
Current portion of deferred tax assets	17,246	25	–		(25)	(c)	17,246
Due from affiliates	2,604	–	–		–		2,604
Prepaid expenses and other current assets	41,194	4,892	–		(4,782)	(e)	41,304
Total current assets	256,303	27,473	18,501		(69,571)		232,706
PROPERTY AND EQUIPMENT, NET	232,477	8,765	–		9,194		250,436
OTHER ASSETS
Goodwill	201,450	49,839	–		(10,631)	(g)	240,658
Other intangible assets	45,225	–	–		50	(e)	45,275
Deferred financing costs, net of current portion	4,294	–	–		–		4,294
Investment in joint ventures	32,434	–	–		–		32,434
Deferred tax assets, net of current portion	32,584	204	–		(204)	(c)	32,584
Deposits and other	4,108	12,020	–		(11,755)	(e)	4,373
Total assets	$808,875	$98,301	$18,501		$(82,917)		$842,760
LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable, accrued expenses and other	$95,058	$17,745	–		$(12,806)	(f)	99,997
Due to affiliates	5,664	–	–		–		5,664
Deferred revenue	1,323	–	–		–		1,323
Current portion of notes payable	23,391	83	–		–		23,474
Current portion of deferred rent	2,299	–	–		–		2,299
Current portion of obligations under capital leases	8,761	1,309	–		–		10,070
Total current liabilities	136,496	19,137	–		(12,806)		142,827
LONG-TERM LIABILITIES
Deferred rent, net of current portion	26,299	143	–		(143)	(d)	26,299
Line of credit	–	–	18,501	(a)	–		18,501
Loan payable to member	–	33,379	–		(33,379)	(d)	–
Notes payable, net of current portion	606,744	46	–		–		606,790
Obligations under capital lease, net of current portion	7,422	579	–		103	(f)	8,104
Other non-current liabilities	5,577	18,608	–		(18,608)	(d)	5,577
Total liabilities	782,538	71,892	18,501		(64,833)		808,098
EQUITY
RadNet, Inc. stockholders' equity:
Common stock - $.0001 par value, 200,000,000 shares authorized; 44,995,235 shares issued and outstanding at September 30, 2015	4	–	–		–		4
Paid-in-capital	188,310	–	–		8,325	(h)	196,635
Member capital		43,901			(43,901)	(i)	–
Accumulated other comprehensive loss	(146)	–	–		–		(146)
Accumulated deficit	(165,452)	(17,492)	–		17,492	(j)	(165,452)
Total RadNet, Inc.'s stockholders' equity	22,716	26,409	–		(18,084)		31,041
Noncontrolling interests	3,621	–	–		–		3,621
Total equity	26,337	26,409	–		(18,084)		34,662
Total liabilities and equity	$808,875	$98,301	$18,501		$(82,917)		$842,760

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

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RADNET, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(IN THOUSANDS EXCEPT SHARE DATA)
For the nine months ended September 30, 2015

	RadNet	DIGH	Pro forma Adjustments		Pro forma combined
NET REVENUE
Service fee revenue, net of contractual allowances and discounts	$546,337	$52,626	$–		$598,963
Provision for bad debts	(25,295)	(1,373)	–		(26,668)
Net service fee revenue	521,042	51,253	–		572,295
Revenue under capitation arrangements	72,880	4,099	76,979
Total net revenue	593,922	55,352	–		649,274
OPERATING EXPENSES
Cost of operations, excluding depreciation and amortization	520,348	52,927	–		573,275
Depreciation and amortization	43,836	8,381	–		52,217
Loss on sale and disposal of equipment	774	(423)	–		351
Severance costs	297	–	–		297
Total operating expenses	565,255	60,885	–		626,140
INCOME FROM OPERATIONS	28,667	(5,533)	–		23,134

OTHER INCOME AND EXPENSES
Interest expense	30,965	1,492	902	(k)	33,359
Meaningful use incentive	(3,270)	–	–		(3,270)
Equity in earnings of joint ventures	(6,301)	–	–		(6,301)
Gain on sale of imaging centers	(4,823)	–	–		(4,823)
Loss on early extinguishment of Senior Notes	–	–	–		–
Other expenses	418	–	–		418
Total other expenses	16,989	1,492	902		19,383
INCOME (LOSS) BEFORE INCOME TAXES	11,678	(7,025)	(902)		3,751
(Provision for) benefit from income taxes	(4,300)	(17)	–		(4,317)
NET INCOME (LOSS)	7,378	(7,042)	(902)		(566)
Net income attributable to noncontrolling interests	550	–	–		550

NET INCOME (LOSS) ATTRIBUTABLE TO RADNET, INC. COMMON STOCKHOLDERS	$6,828	$(7,042)	$(902)		$(1,116)
BASIC NET INCOME (LOSS) PER SHARE
ATTRIBUTABLE TO RADNET, INC. COMMON STOCKHOLDERS	$0.16				$(0.03)
DILUTED NET INCOME (LOSS) PER SHARE
ATTRIBUTABLE TO RADNET, INC. COMMON STOCKHOLDERS	$0.15				$(0.02)
WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	43,247,002				43,247,002
Diluted	44,704,323				44,704,323

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

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RADNET, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(IN THOUSANDS EXCEPT SHARE DATA)

For the year ended December 31, 2014

	RadNet	DIGH	Pro forma Adjustments		Pro forma combined

NET REVENUE
Service fee revenue, net of contractual allowances and discounts	$670,136	$75,200	$–		$745,336
Provision for bad debts	(29,807)	(2,875)	–		(32,682)
Net service fee revenue	640,329	72,325	–		712,654
Revenue under capitation arrangements	77,240	5,726	–		82,966
Total net revenue	717,569	78,051	–		795,620
OPERATING EXPENSES
Cost of operations, excluding depreciation and amortization	602,652	68,741	–		671,393
Depreciation and amortization	59,258	12,552	–		71,810
Loss on sale and disposal of equipment	1,113	(72)	–		1,041
Severance costs	1,241	–	–		1,241
Total operating expenses	664,264	81,221	–		745,485
INCOME FROM OPERATIONS	53,305	(3,170)	–		50,135

OTHER INCOME AND EXPENSES
Interest expense	42,727	2,215	1,203	(k)	46,145
Meaningful use incentive	(2,034)	–	–		(2,034)
Equity in earnings of joint ventures	(6,970)	–	–		(6,970)
Gain on sale of imaging centers	–	–	–		–
Gain on de-consolidation of joint venture	–	–	–		–
Loss on extinguishment of debt	15,927	(2,124)	–		13,803
Other expenses (income)	3	(877)	–		(874)
Total other expenses	49,653	(786)	1,203		50,070
INCOME BEFORE INCOME TAXES	3,652	(2,384)	(1,203)		65
(Provision for) benefit from income taxes	(1,967)	(596)	–		(2,563)
NET INCOME	1,685	(2,980)	(1,203)		(2,498)
Net income (loss) attributable to noncontrolling interests	309	–	–		309

NET INCOME ATTRIBUTABLE TO RADNET, INC. COMMON STOCKHOLDERS	$1,376	$(2,980)	$(1,203)		$(2,807)
BASIC NET INCOME PER SHARE
ATTRIBUTABLE TO RADNET, INC. COMMON STOCKHOLDERS	$0.03				$(0.07)
DILUTED NET INCOME PER SHARE
ATTRIBUTABLE TO RADNET, INC. COMMON STOCKHOLDERS	$0.03				$(0.07)
WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	41,070,077				41,070,077
Diluted	43,149,196				43,149,196

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

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RadNet, Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 1. Basis of Presentation

The unaudited pro forma condensed consolidated statements of operations of RadNet, Inc. (“RadNet”) for the nine months ended September 30, 2015 and the year ended December 31, 2014 give effect to the acquisition of Diagnostic Imaging Group Holdings, LLC and Affiliates (“DIGH”) as if it had been completed on January 1, 2014. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2015 gives effect to the acquisition of DIGH as if it had occurred on September 30, 2015.

The unaudited pro forma condensed consolidated statements of operations and unaudited pro forma condensed consolidated balance sheet were derived by adjusting RadNet’s historical financial statements for the acquisition of DIGH. The unaudited pro forma condensed consolidated balance sheet and unaudited pro forma condensed consolidated statement of operations are provided for informational purposes only and should not be construed to be indicative of RadNet’s financial position or results of operations had the transaction been consummated on the dates indicated and do not project RadNet’s financial position or results of operations for any future period or date.

The unaudited pro forma condensed consolidated balance sheet and unaudited condensed consolidated statements of operations and accompanying notes should be read in conjunction with RadNet’s historical financial statements and related notes, and RadNet’s “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in RadNet’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on March 16, 2015 (as amended by the Form 10-K/A filed with the SEC on March 31, 2015), RadNet’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015, filed with the SEC on November 9, 2015, as amended and DIGH historical financial statements presented herein.

Note 2. Preliminary Purchase Price

The unaudited pro forma condensed consolidated financial statements reflect a purchase price of $62,880,000. RadNet paid $54,555,000 of the purchase price in cash, and paid the remainder of the purchase price through the issuance of RadNet common stock valued at $8,325,000.

The preliminary purchase price allocation as of September 30, 2015, subject to change pending completion of the final valuation and analysis, is as follows (in thousands):

Tangible assets	$30,681
Goodwill	39,208
Intangible assets	50
Total assets acquired	69,939
Liabilities assumed	7,059
Net assets acquired	$62,880.00

Goodwill represents the excess of the purchase price over the fair value of the net assets acquired. Intangibles are being amortized on a straight-line basis over five to ten years.

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Note 3. Pro Forma Adjustments

The following pro forma adjustments are based upon management’s preliminary estimates of the value of the tangible and intangible assets acquired. These estimates are subject to finalization.

(a) Represents the funds borrowed for the acquisition through our existing credit facility.

(b) Represents the funds used for the acquisition.

(c) Represents adjustments to remove certain assets not aquired in the acquisition.

(d) Represents adjustments to remove certain liabilities not assumed in the acquisition.

(e) Represents adjustments to aquired assets to their fair value.

(f) Represents adjustment to assumed liabilities to their fair value.

(g) Represents an adjustment to goodwill to its fair value.

(h) Represents the issuance of common stock as a component of the overall purchase consideration

(i) Represents the elimination of member capital of DIGH upon RadNet’s purchase of DIGH

(j) Represents the elimination of DIGH's accumulated deficit upon RadNet’s purchase of DIGH

(k) Represents interest on the funds borrowed for the acquisition through our existing credit facility.

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